Exhibit 99.1

PRESS RELEASE

CONTACT:	Michael W. Clarke	FOR IMMEDIATE RELEASE: January 25, 2019
CEO
703-871-2100

Access National Finishes Year With Exceptional Loan Growth

Reston, Virginia. Access National Corporation (NASDAQ: ANCX) (the “Corporation” or “Access”), parent company for Access National Bank (the “Bank”) and Middleburg Investment Group, reported fourth quarter 2018 net income of $8.7 million, or $0.41 per diluted share. This represents the Corporation’s 74th consecutive quarterly profit over its 76 quarter history. Due to the timing of the pending merger with Union Bankshares (“Union”), the Access Board of Directors did not declare a dividend for this reporting period.

On January 24, 2019, the Union Board of Directors declared a $0.23 per share dividend for Union common shareholders of record as of February 8, 2019 and payable on February 22, 2019. At the exchange rate of 0.75 for Access shares to Union shares, which will occur on February 1, 2019, the dividend to be paid equates to a $0.1725 per share dividend for Access common shareholders.

Highlights

•	All shareholder and regulatory approvals are in place for the Union merger to close as expected in February, 2019;
•	For the three month period ended December 31, 2018, net income increased 186.6% compared to the same period of the prior year;
•	Gross loans held for investment increased $196.5 million during the twelve-month period ended December 31, 2018, inclusive of a growth of $81.2 million in the fourth quarter 2018;
•	Customer deposits increased $26.6 million during the twelve month period ended December 31, 2018 to $2.3 billion;
•	Demand deposits of $1.2 billion at December 31, 2018 comprised 53.3% of total deposits, inclusive of $731.4 million of non-interest bearing demand deposits or 32.4% of the deposit portfolio;
•	Merger related expenses totaled $1.5 million during the fourth quarter of 2018 accounting for a $0.07 decrease in fourth quarter earnings per share; and
•	Tangible book value[1] per common share was $12.88 at December 31, 2018, an increase of $1.36 from the prior year ended December 31, 2017.

According to CEO Michael Clarke, “For the second consecutive quarter, net loan growth exceeded our stated goal of annualized growth of $200 million per annum. On a linked quarter basis, net loans grew at an annualized pace of 15.5% compared to an annualized rate of 22% in the period ended September 30, 2018. The exceptional growth evidences the enthusiasm our relationship managers and their clients have concerning our pending combination with Union. Mr. Clarke continued, “The convincing approval of the merger by our shareholders on January 15, 2019 made an equally strong statement concerning the anticipated benefits of investing with Union to create Virginia’s regional bank.”

Gross loans held for investment increased $81.2 million during the quarter to $2.2 billion at December 31, 2018 resulting in a total growth of $196.5 million in 2018. As of December 31, 2018, commercial and industrial loans as well as owner occupied commercial real estate loans combined to account for 51.2% of the loan portfolio, reflecting the Corporation’s continued focus on lower-middle-market businesses. The Corporation’s priority focus remains on expanding borrowers in these portfolios as a driver of future growth in the loan portfolio, along with related core deposits.

1 Non-GAAP financial information. See “Reconciliation of Non-GAAP Financial Measures” at end of release.

Noninterest-bearing deposits at December 31, 2018 were $731.4 million, a decrease of $13.5 million compared to December 31, 2017 and remain the largest and most attractive source of funding for the Corporation, comprising 32.4% of the deposit portfolio. When combined with interest-bearing demand deposit accounts, total transaction accounts comprise 53.3% of the total deposit portfolio, reducing reliance of non-core and more price sensitive funding. Total deposits grew $26.6 million from December 31, 2017 to December 31, 2018 ending the year at $2.3 billion.

The net interest margin on a fully tax equivalent (non-GAAP) basis was 3.69% at December 31, 2018 compared to 3.88% at December 31, 2017. Net purchase mark accretion included in net interest income was $504 thousand for the fourth quarter 2018 and $2.7 million for the year.

Non-performing assets (“NPAs”) increased to $7.1 million at December 31, 2018 from $6.1 million at September 30, 2018, representing 0.23% and 0.20% of total assets, respectively. Included in the NPA total is $585 thousand in other real estate owned. The provision for loan loss was $1.5 million during the fourth quarter 2018 and was due mainly to the growth in the loan portfolio. The allowance for loan loss represented 0.84% of total loans held for investment at December 31, 2018.

Tangible book value2 per common share increased to $12.88 at December 31, 2018 from $12.33 at September 30, 2018 and $11.52 at December 31, 2017. The tangible common equity ratio for Access National Corporation and its subsidiary bank was 9.51% at December 31, 2018, at the top of the Corporation’s target range of 8.50% to 9.50%.

Access National Corporation is the parent company of Access National Bank and Middleburg Investment Group serving Northern and Central Virginia. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

2 Non-GAAP financial information. See “Reconciliation of Non-GAAP Financial Measures” at end of release.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact. Such statements also include statements as to the anticipated impact of the proposed Union acquisition of Access, including future financial and operating results, ability to successfully integrate the combined businesses, the amount of cost savings, overall operational efficiencies and enhanced revenues and the expected closing date, as well as other statements regarding the acquisition. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of Access or its management about future events. Although Access believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of Access will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, including but not limited to, economic and financial market conditions in the United States generally and particularly in the markets in which Access operates and which its loans are concentrated including declines in real estate values, the effects an increase in unemployment levels, slowdowns in economic growth, and a prolonged federal government shutdown, changes in asset quality and credit risk, changes in interest rates and capital markets, competitive conditions, the quality or composition of the loan or investment portfolios, the fact that the businesses of Union and Access may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, expected revenue synergies and cost savings from the proposed acquisition may not be fully realized or realized within the expected time frame, revenues following the proposed acquisition may be lower than expected, customer and employee relationships and business operations may be disrupted by the proposed acquisition, the diversion of management time on merger-related issues, changes in Union’s share price before closing, risks relating to the potential dilutive effect of shares of Union common stock to be issued in the proposed transaction, the ability to close the proposed acquisition on the expected timeframe, or at all, and that closing may be more difficult, time-consuming or costly than expected, the reaction to the proposed acquisition of the companies’ customers, employees and counterparties, and other risk factors, many of which are beyond the control of Access. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Access’s Annual Report on Form 10-K for the year ended December 31, 2017 and comparable “risk factors” sections of Access’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this press release are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Union, Access or its businesses or operations. Readers are cautioned not to rely too heavily on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made and Access does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Access National Corporation
Consolidated Balance Sheet - Unaudited

	December 31,	December 31,
(In Thousands Except for Share and Per Share Data)	2018	2017

ASSETS

Cash and due from banks	$18,591	$29,855

Interest-bearing balances and federal funds sold	66,756	92,458

Investment securities:
Available-for-sale, at fair value	423,760	406,067
Marketable equity, at fair value	-	1,379
Held-to-maturity, amortized cost (fair value of $ 22,474 and $16,379, respectively)	22,465	15,721
Total investment securities	446,225	423,167

Restricted Stock, at amortized cost	22,935	16,572

Loans held for sale - at fair value	20,537	31,999

Loans held for investment
net of allowance for loan losses of $18,181 and $15,805, respectively	2,157,273	1,963,104

Premises, equipment and land, net	27,432	27,797

Goodwill and intangible assets, net	183,218	185,161

Other assets	96,193	103,781

Total assets	$3,039,160	$2,873,894

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$731,449	$744,960

Interest-bearing demand deposits	502,539	496,677

Savings and interest-bearing deposits	682,317	623,889

Time deposits	344,445	368,622

Total deposits	2,260,750	2,234,148

Short-term borrowings	286,930	145,993

Long-term borrowings	10,000	40,000

Trust preferred debentures	3,962	3,883

Other liabilities and accrued expenses	22,706	28,246

Total Liabilities	2,584,348	2,452,270

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized;
issued and outstanding, 21,078,433 and 20,534,163 respectively	17,600	17,146

Additional paid in capital	321,278	307,670

Retained earnings	121,141	98,584

Accumulated other comprehensive income (loss), net	(5,207)	(1,776)

Total shareholders' equity	454,812	421,624

Total liabilities and shareholders' equity	$3,039,160	$2,873,894

Access National Corporation
Consolidated Statement of Operations - Unaudited

	Three Months Ended		Twelve Months Ended
(In Thousands Except for Share and Per Share Data)	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

INTEREST INCOME
Interest and fees on loans	$26,783	$24,321	$100,024	$84,572

Interest on federal funds sold and bank balances	432	453	1,964	1,199

Interest and dividends on securities	3,286	2,321	11,655	9,709
Total interest income	30,501	27,095	113,643	95,480

INTEREST EXPENSE
Interest on deposits	4,468	2,714	14,185	9,274

Interest on other borrowings	1,410	468	4,510	1,834
Total interest expense	5,878	3,182	18,695	11,108
Net interest income	24,623	23,913	94,948	84,372

Provision for loan losses	1,500	3,719	3,602	6,919
Net interest income after provision for loan losses	23,123	20,194	91,346	77,453

NONINTEREST INCOME
Service charges and fees	487	489	1,943	1,998

Gain on sale of loans	3,161	5,095	14,614	20,080

Other Income	2,524	3,097	13,544	10,014
Total noninterest income	6,172	8,681	30,101	32,092

NONINTEREST EXPENSE
Salaries and benefits	10,016	12,115	45,386	43,915

Occupancy and equipment	1,699	1,058	7,580	6,878

Other operating expense	6,931	6,681	25,046	30,275
Total noninterest expense	18,646	19,854	78,012	81,068
Income before income tax	10,649	9,021	43,435	28,477

Income tax expense	1,923	5,976	8,051	11,977
NET INCOME	8,726	3,045	35,384	16,500

Earnings per common share:
Basic	$0.42	$0.15	$1.70	$0.92
Diluted	$0.41	$0.15	$1.69	$0.92

Average outstanding shares:
Basic	20,990,926	20,485,116	20,798,697	17,988,670
Diluted	21,046,839	20,601,740	20,877,532	18,076,304

Performance and Capital Ratios - Unaudited

	Three Months	Three Months	Three Months	Three Months	Twelve Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31
(Dollars In Thousands)	2018	2018	2018	2018	2018	2017

Return on average assets (annualized)	1.17%	1.30%	1.26%	1.13%	1.21%	0.67%
Return on average tangible equity (annualized) (1)	13.35%	15.20%	14.73%	13.57%	14.21%	8.15%
Net interest margin - fully tax equivalent basis (1)	3.69%	3.67%	3.67%	3.70%	3.69%	3.88%
Net interest margin	3.64%	3.62%	3.62%	3.65%	3.63%	3.81%
Cost of funds	1.29%	1.17%	0.98%	0.79%	1.06%	0.73%
Access National Bank efficiency ratio (2)	50.06%	53.14%	57.36%	59.65%	54.80%	55.72%
Access National Corporation efficiency ratio (2)	60.55%	60.19%	63.62%	65.19%	62.39%	69.61%
Total average equity to earning assets	16.46%	16.47%	16.86%	16.59%	16.59%	14.82%
Tangible common equity ratio (1)	9.51%	9.09%	9.12%	9.10%	9.51%	8.79%

Averages
Assets	$2,995,148	$2,953,987	$2,848,307	$2,856,201	$2,913,778	$2,453,894
Loans held for investment, gross	2,113,576	2,038,292	1,935,422	1,950,077	2,009,865	1,704,040
Loans held for sale	30,191	36,672	41,515	21,257	32,445	27,881
Interest-bearing deposits & federal funds sold	79,542	110,140	110,800	136,969	109,208	104,566
Investment securities and restricted stock	469,844	461,708	444,779	434,003	452,707	362,614
Earning assets	2,705,299	2,656,213	2,541,454	2,548,836	2,613,494	2,212,020
Interest-bearing deposits	1,543,921	1,502,982	1,440,998	1,517,030	1,501,334	1,327,262
Total deposits	2,246,993	2,201,473	2,114,617	2,215,222	2,194,722	1,922,249
Repurchase agreements & federal funds purchased	45,390	50,135	56,693	57,344	52,351	48,378
FHLB short term borrowings	201,680	193,784	180,348	91,002	167,081	67,907
FHLB long-term borrowings	27,935	45,000	42,088	40,000	38,740	66,329
Trust Preferred debt	3,950	3,930	3,911	3,891	3,921	2,691
Equity	445,254	437,398	428,590	422,780	433,577	327,738
Tangible equity (1)	$261,518	$252,864	$243,232	$238,381	$249,065	$202,408

Allowance for loan losses	$18,181	$17,349	$16,543	$15,928	$18,181	$15,805
Allowance for loan losses/loans held for investment	0.84%	0.83%	0.83%	0.83%	0.84%	0.80%
Remaining purchase marks on performing loans	$8,353	$8,838	$9,615	$10,415	$8,353	$11,241
Purchased credit impaired loans	$4,077	$4,509	$4,632	$4,702	$4,077	$4,969
Remaining purchase marks on credit impaired loans	$1,573	$1,592	$1,720	$1,749	$1,573	$1,175
Total NPA	$7,074	$6,106	$6,049	$7,453	$7,074	$5,270
NPA to total assets	0.23%	0.20%	0.21%	0.26%	0.23%	0.18%

Mortgage loan originations and brokered loans	$69,028	$85,087	$123,157	$84,411	$361,683	$432,678
Gain on sale of mortgage loans net hedging activity	$3,434	$4,137	$4,251	$3,273	$15,095	$19,192
Allowance for losses on mortgage loans sold	$916	$953	$953	$953	$916	$953

Wealth Services segment - assets under management	$1,810,173	$2,012,526	$1,949,992	$1,942,526	$1,810,173	$1,955,720

Book value per common share	$21.58	$21.13	$20.88	$20.62	$21.58	$20.53

Tangible book value per common share (1)	$12.88	$12.33	$11.99	$11.65	$12.88	$11.52

(1) Non-GAAP financial information. See "Reconciliation of Non-GAAP Financial Measures" at end of release.
(2) Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income

Composition of Loan Portfolio - Unaudited

	December 31, 2018		September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Commercial real estate - owner occupied	$547,817	25.18%	$525,047	25.07%	$478,928	24.13%	$462,298	24.02%	$467,082	23.60%
Commercial real estate - non-owner occupied	480,783	22.10	467,495	22.32	457,940	23.08	419,139	21.77	436,083	22.04
Residential real estate	454,910	20.91	459,989	21.96	460,269	23.20	476,366	24.75	489,669	24.74
Commercial	565,086	25.98	507,269	24.22	464,270	23.40	437,287	22.72	463,652	23.43
Real estate construction	107,939	4.96	113,790	5.43	99,164	5.00	104,528	5.43	97,481	4.93
Consumer	18,919	0.87	20,680	1.00	23,618	1.19	25,293	1.31	24,942	1.26
Total loans	$2,175,454	100.00%	$2,094,270	100.00%	$1,984,189	100.00	$1,924,911	100.00%	$1,978,909	100.00%
Less allowance for loan losses	18,181		17,349		16,543		15,928		15,805
	$2,157,273		$2,076,921		$1,967,646		$1,908,983		$1,963,104

Composition of Deposits - Unaudited

	December 31, 2018		September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Demand deposits	$731,449	32.35%	$757,900	33.03%	$719,873	33.85%	$706,128	32.14%	$744,960	33.34%
Interest-bearing demand deposits	473,222	20.93	455,769	19.86	462,355	21.74	501,745	22.84	486,621	21.78
Savings and money market	640,724	28.34	670,497	29.22	585,673	27.54	616,879	28.08	580,827	26.00
CDARS time deposits	17,366	0.77	17,050	0.74	13,666	0.64	17,247	0.78	21,582	0.97
CDARS/ICS non-maturity deposits	70,857	3.13	66,604	2.90	53,233	2.50	50,233	2.29	48,011	2.15
Brokered deposits	53,997	2.39	53,900	2.35	17,590	0.83	23,244	1.06	51,028	2.28
Time deposits	273,135	12.09	273,144	11.90	274,330	12.90	281,452	12.81	301,119	13.48
Total Deposits	$2,260,750	100.00%	$2,294,864	100.00%	$2,126,720	100.00%	$2,196,928	100.00%	$2,234,148	100.00%

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Three Months Ended - Unaudited

	December 31, 2018			December 31, 2017
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Investment securities and restricted stock	$481,990	$3,286	2.73%	$438,290	$2,321	2.12%
Loans held for sale	30,191	377	5.00%	30,006	297	3.96%
Loans(1)	2,113,576	26,406	5.00%	1,965,608	24,024	4.89%
Interest-bearing balances and federal funds sold	79,542	432	2.17%	102,095	453	1.77%
Total interest-earning assets	2,705,299	30,501	4.51%	2,535,999	27,095	4.27%
Noninterest-earning assets:
Cash and due from banks	14,330			18,784
Premises, land and equipment	27,652			26,156
Other assets	265,480			272,877
Less: allowance for loan losses	(17,613)			(15,982)
Total noninterest-earning assets	289,849			301,835
Total Assets	$2,995,148			$2,837,834

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$500,836	$948	0.76%	$480,147	$499	0.42%
Money market deposit accounts	539,267	1,717	1.27%	483,416	691	0.57%
Savings accounts	160,073	265	0.66%	175,123	322	0.74%
Time deposits	343,745	1,538	1.79%	389,447	1,202	1.23%
Total interest-bearing deposits	1,543,921	4,468	1.16%	1,528,133	2,714	0.71%
Borrowings:
FHLB short-term borrowings	201,680	1,227	2.43%	68,300	231	1.35%
Securities sold under agreements to repurchase and federal funds purchased	45,390	13	0.11%	54,702	10	0.07%
Subordinated debentures	3,950	89	9.06%	3,871	73	7.54%
FHLB long-term borrowings	27,935	81	1.16%	46,304	154	1.33%
Total borrowings	278,955	1,410	2.02%	173,177	468	1.08%
Total interest-bearing deposits and borrowings	1,822,876	5,878	1.29%	1,701,310	3,182	0.75%
Noninterest-bearing liabilities:
Demand deposits	703,072			719,093
Other liabilities	23,946			23,112
Total liabilities	2,549,894			2,443,515
Shareholders' Equity	445,254			394,319
Total Liabilities and Shareholders' Equity	$2,995,148			$2,837,834

Interest Spread(2)			3.22%			3.52%

Net Interest Margin(3)		$24,623	3.64%		$23,913	3.77%

(1) Loans placed on nonaccrual status are included in loan balances.
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Twelve Months Ended - Unaudited

	December 31, 2018			December 31, 2017
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Investment securities and restricted stock	$461,976	$11,655	2.52%	$375,533	$9,709	2.59%
Loans held for sale	32,445	1,531	4.72%	27,881	1,143	4.10%
Loans(1)	2,009,865	98,493	4.90%	1,704,040	83,429	4.90%
Interest-bearing balances and federal funds sold	109,208	1,964	1.80%	104,565	1,199	1.15%
Total interest-earning assets	2,613,494	113,643	4.35%	2,212,019	95,480	4.32%
Noninterest-earning assets:
Cash and due from banks	15,885			20,859
Premises, land and equipment	28,015			22,683
Other assets	273,098			213,337
Less: allowance for loan losses	(16,714)			(15,004)
Total noninterest-earning assets	300,284			241,875
Total Assets	$2,913,778			$2,453,894

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$497,136	$3,015	0.61%	$386,046	$1,409	0.36%
Money market deposit accounts	502,241	5,177	1.03%	386,786	2,335	0.60%
Savings accounts	168,437	949	0.56%	153,769	714	0.46%
Time deposits	333,520	5,044	1.51%	400,660	4,816	1.20%
Total interest-bearing deposits	1,501,334	14,185	0.94%	1,327,261	9,274	0.70%
Borrowings:
FHLB short-term borrowings	167,081	3,419	2.05%	67,907	822	1.21%
Securities sold under agreements to repurchase and federal funds purchased	52,351	54	0.10%	48,378	68	0.14%
Subordinated debentures	3,921	335	8.56%	2,692	221	8.21%
FHLB long-term borrowings	38,740	702	1.81%	66,329	723	1.09%
Total borrowings	262,093	4,510	1.72%	185,306	1,834	0.99%
Total interest-bearing deposits and borrowings	1,763,427	18,695	1.06%	1,512,567	11,108	0.73%
Noninterest-bearing liabilities:
Demand deposits	693,388			594,987
Other liabilities	23,386			18,602
Total liabilities	2,480,201			2,126,156
Shareholders' Equity	433,577			327,738
Total Liabilities and Shareholders' Equity	$2,913,778			$2,453,894

Interest Spread(2)			3.29%			3.59%

Net Interest Margin(3)		$94,948	3.63%		$84,372	3.81%

(1) Loans placed on nonaccrual status are included in loan balances.
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

Segment Reporting - Unaudited

Three Months Ended	Commercial	Mortgage	Trust & Wealth			Consolidated
December 31, 2018	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$30,179	$376	$3	$12	$(69)	$30,501
Gain on sale of loans	-	3,161	-	-	-	3,161
Other revenues	1,646	(334)	1,618	398	(317)	3,011
Total revenues	31,825	3,203	1,621	410	(386)	36,673

Expenses:
Interest expense	5,800	-	-	147	(69)	5,878
Salaries and employee benefits	7,122	2,048	846	-	-	10,016
Other expenses	7,408	548	558	1,933	(317)	10,130
Total operating expenses	20,330	2,596	1,404	2,080	(386)	26,024

Income (loss) before income taxes	$11,495	$607	$217	$(1,670)	$-	$10,649

Total assets	$3,012,742	$24,014	$13,289	$29,319	$(40,204)	$3,039,160

Three Months Ended	Commercial	Mortgage	Trust & Wealth			Consolidated
December 31, 2017	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$26,837	$295	$-	$8	$(45)	$27,095
Gain on sale of loans	136	4,959	-	-	-	5,095
Other revenues	1,825	(1)	1,793	478	(509)	3,586
Total revenues	28,798	5,253	1,793	486	(554)	35,776

Expenses:
Interest expense	3,116	(24)	-	135	(45)	3,182
Salaries and employee benefits	8,116	2,836	1,163	-	-	12,115
Other expenses	8,825	1,092	919	1,131	(509)	11,458
Total operating expenses	20,057	3,904	2,082	1,266	(554)	26,755

Income (loss) before income taxes	$8,741	$1,349	$(289)	$(780)	$-	$9,021

Total assets	$2,827,041	$31,999	$10,967	$21,727	$(17,840)	$2,873,894

Segment Reporting - Unaudited

Twelve Months Ended	Commercial	Mortgage	Trust & Wealth			Consolidated
December 31, 2018	Banking	Banking	Management	Other	Eliminations	Totals

Revenues:
Interest income	$112,264	$1,531	$12	$33	$(197)	$113,643
Gain on sale of loans	-	14,614	-	-	-	14,614
Other revenues	6,937	566	7,773	1,525	(1,314)	15,487
Total revenues	119,201	16,711	7,785	1,558	(1,511)	143,744

Expenses:
Interest expense	18,393	(72)	-	571	(197)	18,695
Salaries and employee benefits	31,174	10,339	3,848	-	25	45,386
Other expenses	27,669	3,043	2,252	4,603	(1,339)	36,228
Total operating expenses	77,236	13,310	6,100	5,174	(1,511)	100,309

Income (loss) before income taxes	$41,965	$3,401	$1,685	$(3,616)	$-	$43,435

Total assets	$3,012,742	$24,014	$13,289	$29,319	$(40,204)	$3,039,160

Twelve Months Ended	Commercial	Mortgage	Trust & Wealth			Consolidated
December 31, 2017	Banking	Banking	Management	Other	Eliminations	Totals

Revenues:
Interest income	$94,577	$1,141	$7	$25	$(270)	$95,480
Gain on sale of loans	136	19,944	-	-	-	20,080
Other revenues	6,270	(307)	5,988	1,453	(1,392)	12,012
Total revenues	100,983	20,778	5,995	1,478	(1,662)	127,572

Expenses:
Interest expense	10,912	(6)	-	472	(270)	11,108
Salaries and employee benefits	28,108	11,958	3,849	-	-	43,915
Other expenses	28,998	4,338	3,460	8,668	(1,392)	44,072
Total operating expenses	68,018	16,290	7,309	9,140	(1,662)	99,095

Income (loss) before income taxes	$32,965	$4,488	$(1,314)	$(7,662)	$-	$28,477

Total assets	$2,827,041	$31,999	$10,967	$21,727	$(17,840)	$2,873,894

Reconciliation of Non-GAAP Financial Measures - Unaudited

The press release contains certain financial information determined by methods other than in accordance with generally accepted accounting policies in the United States (GAAP). These non-GAAP financial measures are “tangible book value per common shares”, “tangible common equity ratio”, and “net interest margin on a fully tax equivalent basis.” This non-GAAP disclosure has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of the Corporation’s results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. Management uses these non-GAAP measures in its analysis of our performance because it believes these measures are material and will be used as a measure of our performance by investors.

	Three Months	Three Months	Three Months	Three Months	Twelve Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Dollars In Thousands)	2018	2018	2018	2018	2018	2017

Book value per common share	$21.57	$21.13	$20.88	$20.62	$21.57	$20.53
Effect of intangible assets	$(8.69)	$(8.80)	$(8.89)	$(8.97)	$(8.69)	$(9.01)
Tangible book value per common share	$12.88	$12.33	$11.99	$11.65	$12.88	$11.52

Common equity ratio	14.97%	14.63%	14.87%	15.06%	14.97%	14.68%
Effect of intangible assets	-5.46%	-5.54%	-5.75%	-5.96%	-5.46%	-5.89%
Tangible common equity ratio	9.51%	9.09%	9.12%	9.10%	9.51%	8.79%

Net interest margin	3.64%	3.62%	3.62%	3.65%	3.63%	3.81%
Effect of tax exempt securities and loans	0.05%	0.05%	0.05%	0.05%	0.06%	0.07%
Net interest margin - fully tax equivalent basis	3.69%	3.67%	3.67%	3.70%	3.69%	3.88%

Return on average equity	8.02%	8.79%	8.36%	7.65%	8.21%	5.03%
Effect of intangible assets	5.33%	6.41%	6.37%	5.92%	6.00%	3.12%
Return on average tangible equity	13.35%	15.20%	14.73%	13.57%	14.21%	8.15%

Average equity	$445,254	$437,398	$428,590	$422,780	$433,577	$327,738
Effect of average intangible assets	$183,736	$184,534	$185,358	$184,399	$184,512	$125,330
Average tangible equity	$261,518	$252,864	$243,232	$238,381	$249,065	$202,408